Exhibit 99.4

DIRECTOR DEFERRED STOCK AWARD NOTICE

Director Name and Address:		[Name, Address]

Number of Shares of Deferred Stock Subject to Award:	[Shares]

Date of Award Grant:		[Grant Date]

THIS DIRECTOR DEFERRED STOCK AWARD NOTICE (this “Notice”) is made as of the date in the box above labeled “Date of Award Grant” by Huntington Bancshares Incorporated, a Maryland corporation and its subsidiaries (the “Company”), and is hereby communicated to the non-employee director named in the box above (the “Director”). Undefined capitalized terms used in this Notice shall have the meanings set forth in the Company’s 2004 Stock and Long-Term Incentive Plan as may be amended from time to time (the “Plan”).

WHEREAS, the Company maintains the Plan.

WHEREAS, pursuant to Article 10 of the Plan, the Committee may grant awards to non-employee directors of shares of the Company’s common stock, without par value (“Shares”) to be received at the end of a specified deferral period (“Deferred Stock”).

WHEREAS, the Company desires to compensate the Director with awards of Deferred Stock for the Director’s services on the Company’s Board of Directors (the “Board”).

NOW, THEREFORE, in consideration of the premises, the Company grants the Director the award of Deferred Stock in accordance with the following terms and conditions:

1. Grant of Deferred Stock Units.

The Company, by the authority of the Committee, hereby grants to the Director an award of units of Deferred Stock (“Deferred Stock Units”) equal to the number of Shares identified above (the “Award”) to be issued to the Director in accordance with all of the terms and conditions set forth in this Notice and the Plan. The Deferred Stock Units will be credited to the Director’s Deferred Stock Unit bookkeeping account (the “Stock Unit Account”) on the date of grant of the Award. All terms and conditions set forth in the Plan are deemed to be incorporated herein in their entirety.

2. Director Accounts.

The number of Deferred Stock Units granted pursuant to this Notice shall be credited to the Director’s Stock Unit Account. Each Stock Unit Account shall be maintained on the books of the Company until full payment of the balance thereof has been made to the Director (or the Director’s beneficiaries if the Director is deceased) in accordance with Section 1 above. No funds shall be set aside or earmarked for any Stock Unit Account, which shall be purely a bookkeeping device.

3. Vesting Provisions.

Upon the grant of the Award, the Director shall be immediately vested in 100% of the Shares of Deferred Stock subject to the Award.

4. Issuance of Stock.

The Company, or its transfer agent, will convert the Deferred Stock Units in the Director’s Stock Unit Account into Shares and deliver the Shares to the Director as soon as administratively feasible after the date that is six months after the Director’s separation from service of the Company’s Board, provided, however, that the Shares shall be delivered no earlier than one year after the Date of Award Grant. If the Director dies before the Company has distributed the Shares, the Company will transfer the Shares in accordance with the Director’s written beneficiary designation or to the Director’s estate if no written beneficiary designation is provided. If the Director did not have a will, the Shares will be distributed in accordance with the laws of descent and distribution.

5. Non-transferability of Award.

The Deferred Stock granted herein and the rights and privileges conferred hereby may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated (by operation of law or otherwise), other than by will or by the laws of descent and distribution, and shall not be subject to execution, attachment or similar process.

6. Director’s Rights Unsecured.

The right of the Director or his or her beneficiary to receive the Shares hereunder shall be an unsecured claim against the general assets of the Company, and neither the Director nor his or her beneficiary shall have any rights in or against any amounts of the Director’s Deferred Stock or any other specific assets of the Company. All Deferred Stock shall constitute general assets of the Company and may be disposed of by the Company at such time and for such purposes as it may deem appropriate.

7. No Voting Rights as Stockholder.

At no time before the delivery of Shares shall the Director have any voting rights as a stockholder of the Company with respect to the Deferred Stock Units.

8. Dividends.

To the extent that cash dividends are paid on Shares after the Date of Award Grant and before the date the Director receives the Shares subject to this Award, the Director shall receive credits of cash in a dividend bookkeeping account (the “Dividend Account”). Such cash credits shall be equal in value (based on the reported dividend rate on the date dividends were paid) to the amount of dividends paid on the Shares represented by the Deferred Stock Units. On the date the Director receives a distribution of Shares from the Stock Unit Account, the Director shall also receive a distribution of the cash in the Dividend Account.

9. Capital Adjustment Provisions.

In the event of a stock split, stock dividend, reclassification, reorganization, redesignation, or other change in the Company’s capitalization, the number of Deferred Stock Units in the Director’s Stock Unit Account shall be proportionately adjusted or substituted to reflect such change.

10. Securities Law Compliance.

The delivery of all or any of the Shares shall only be effective at such time that the issuance of such Shares will not violate any state or federal securities or other laws. The Company is under no obligation to effect any registration of Shares under the Securities Act of 1933 or to effect any state registration or qualification of the Shares. The Company may, in its sole discretion, delay the delivery of the Shares or place restrictive legends on such Shares in order to ensure that the issuance of any Shares will be in compliance with federal or state securities laws and the rules of the Nasdaq or any other exchange upon which the Company’s common stock is traded. If the Company delays the delivery of the Shares in order to ensure compliance with any state or federal securities or other laws, the Company shall deliver the Shares at the earliest date at which the Company reasonably believes that such delivery will not cause such violation, or at such other date that may be permitted under Section 409A of the Internal Revenue Code of 1986, as amended, and the guidance promulgated thereunder (“Code Section 409A”).

11. Plan Governs.

The Award is made under the Plan. In the event of a conflict between one or more provisions of this Notice and one or more provisions of the Plan, the provisions of the Plan shall govern. A copy of the Plan is available upon request by contacting the Human Resources Department at the Company’s executive offices.

12. No Right to Continued Board Service.

Director understands and agrees that this Notice does not provide the Director with a right to be retained as a member of the Company’s Board.

13. Addresses for Notices.

Any notice to be given to the Company under the terms of this Notice shall be addressed to the Company, in care of the Compensation Manager, at Huntington Bancshares Incorporated, 41 South High Street, Columbus, Ohio 43215, or at such other address as the Company may hereafter designate in writing. Any notice to be given to Director shall be addressed to Director at the address set forth on page 1 of this Notice, or at such other address for Director maintained on the books and records of the Company.

14. Captions.

Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Notice.

15. Notice Severable.

In the event that any provision of this Notice shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Notice.

16. Expenses.

Costs of administration of the terms and conditions of this Notice will be paid by the Company.

17. Governing Law.

The terms and conditions of this Notice shall be governed by the laws of the State of Ohio, except to the extent preempted by federal law.

18. Entire Notice; Amendment; Code Section 409A Provisions.

This Notice and the Plan contain all of the terms and conditions with respect to the subject matter hereof and supersede any previous agreements, written or oral, relating to the subject matter hereof. This Notice shall be interpreted in accordance with Code Section 409A. This Notice shall be deemed to be modified to the maximum extent necessary to be in compliance with Code Section 409A’s rules. If the Director is unexpectedly required to include in the Director’s current year’s income any amount of compensation relating to the Restricted Stock Units because of a failure to meet the requirements of Code Section 409A, then to the extent permitted by Code Section 409A, the Director may receive a distribution of Shares or cash in an amount not to exceed the amount required to be included in income as a result of the failure to comply with Code Section 409A.

Beneficiary Designation Form

Name (print):      Social Security #:       —       —

I, the above-signed, a non-Employee Director (the “Director”) of Huntington Bancshares Incorporated, a Maryland corporation and its subsidiaries (the “Company”), who has received the Director Deferred Stock Award Notice (the “Notice”), hereby designate the following person(s) to be my primary beneficiary to, upon my death, receive the Shares (as defined in the Notice) I have been awarded under the Notice:

Primary Beneficiary

Name	Address	SSN	Relationship	Percentage Allocated

In the event the above primary beneficiaries are deceased or do not exist, I designate the following person(s) to be my contingent beneficiary:
Contingent Beneficiaries

Name	Address	SSN	Relationship	Percentage Allocated

Huntington Bancshares Incorporated

     By
Participant’s Signature Its:
Date:      Date: